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                                CRESTFUNDS, INC.
 MAXIMUM GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, AND BALANCED PORTFOLIO
     SUPPLEMENT DATED OCTOBER 8, 1997 TO THE PROSPECTUS DATED JUNE 28, 1997

    THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT
CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE
PROSPECTUS.

    The following information is added before the section on page 5 titled
"Investment Objectives and Policies":

PERFORMANCE INFORMATION FOR THE ADVISER'S ASSET ALLOCATION PROGRAMS

    The assets now in the Maximum Growth, Growth and Income, and Balanced
Portfolios previously were managed by Crestar Asset Management Company pursuant to discretionary asset allocation programs prior to each such Portfolio's commencement of operations.

    Set forth below is certain performance data for these asset allocation programs, which is relevant because the asset allocation programs were managed using substantially the same investment objectives, policies and restrictions as apply to each respective Portfolio. Please note, however, that the asset allocation programs were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment
Company Act of 1940 and the Internal Revenue Code, which, if they had been applicable, may have adversely affected the asset allocation programs' performance. Moreover, the performance data shown below does not represent the historical performance of any Portfolio and should not be interpreted as indicative of the future performance of any Portfolio.

    The asset allocation programs did not incur expenses that directly correspond to the advisory, administrative, and other fees to which the Portfolios are subject. Accordingly, the performance information for the asset allocation programs in the table below has been adjusted by applying the total expense ratios before voluntary waivers and reimbursements for the corresponding
Portfolio, as disclosed herein, which reduced the actual performance of the asset allocation programs. The Portfolios, however, currently operate subject to total expense ratios which, as a result of certain waivers of fees and reimbursements of expenses, are lower expense ratios than those applied to the performance information below.

    The average annual total returns for each asset allocation program (adjusted to reflect Portfolio expenses, before voluntary waivers and reimbursements) for the one-year and three-year periods ended June 30, 1997, as well as the period from inception of the asset allocation programs through that date, were as follows:
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                                                           ONE YEAR          THREE YEARS        SINCE INCEPTION
                                                       (ENDING 6/30/97)    (ENDING 6/30/97)     (1/1/93-6/30/97)
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
Maximum Growth Asset Allocation Program(1)..........        21.66%              18.96%               13.75%
Growth and Income Asset Allocation Program(2).......        17.10%              15.44%               11.25%
Balanced Asset Allocation Program(3)................        15.21%              13.77%               10.12%

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

(1) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Maximum Growth Asset Allocation Program for the above periods were 22.22%, 19.50% and 14.28%, respectively.

(2) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Growth and Income Asset Allocation Program for the above periods were 17.52%, 15.86% and 11.66%, respectively.

(3) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Balanced Asset Allocation Program for the above periods were 15.41%, 13.98% and 10.32%, respectively.
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PORTFOLIO PERFORMANCE

    The average annual total returns for each Portfolio (adjusted to reflect Portfolio expenses, after voluntary waivers and reimbursements) for the period from inception of the Portfolios through September 30, 1997 were as follows:

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
                                                                                                  SINCE INCEPTION
                                                                                                 (6/30/97-9/30/97)

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
Maximum Growth Portfolio......................................................................           9.01%
Growth and Income Portfolio...................................................................           7.23%
Balanced Portfolio............................................................................           6.56%
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.